UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Global Dividend Opportunity Fund (EOD)
Annual Report
October 31, 2025

Notice to Shareholders
• On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the
Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of October 31, 2025, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Dividend Opportunity Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve normally invests in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Vince Fioramonti, CFA, Megan Miller, CFA, Michael J. Schueller, CFA, Xin (“Steven”) Zhao, FRM*

Average annual total returns (%) as of October 31, 2025[1]

	1 year	5 year	10 year
Based on market value	32.25	18.23	9.98
Based on net asset value (NAV)	27.95	16.77	9.35
Global Dividend Opportunity Blended Index[2]	19.63	12.80	10.04
MSCI ACWI Index (Net)†	22.64	14.61	11.31
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
The Fund’s expense ratio for the year ended October 31, 2025, was 2.45% which includes 1.20% of dividends on securities sold short and interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% MSCI All Country World Index (ACWI) (Net) and 20% ICE
BofA U.S. High Yield Constrained Index††. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity
Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.

†
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

†† The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2025. ICE Data Indices, LLC. All rights reserved.

* Mr. Zhao became a portfolio manager of the Fund on February 25, 2025.
FRM®(Financial Risk Manager) designation is a trademark owned by the Global Association of Risk Professionals (GARP).
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2025[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund | 3

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high-yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 8.

4 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 32.25% for the 12-month period that ended October 31, 2025. During the same period, the Fund’s return based on its net asset value (NAV) was 27.95%. Based on both its market value and its NAV return, the Fund outperformed the Global Dividend Opportunity Blended Index for the 12-month period that ended October 31, 2025.
Global equities rallied, rebounding after a decline in April.
Over the 12-month period, global equities rallied significantly, supported by disinflationary trends, rate cuts by major central banks, solid corporate earnings, resilient consumer spending, and growing signs of a soft landing for many developed economies. Enthusiasm over artificial intelligence (AI) continued to dominate the market narrative as the massive build-out continued. Markets rebounded following an April 2025 decline as trade tensions eased globally. Over the full 12-month period, large caps outperformed small caps and growth outperformed value.

Ten largest holdings (%) as of October 31, 2025[1]
NVIDIA Corp.	5.13
Microsoft Corp.	3.72
Apple, Inc.	3.52
Alphabet, Inc. Class A	3.13
Taiwan Semiconductor Manufacturing Co. Ltd.	2.57
Broadcom, Inc.	2.36
Amazon.com, Inc.	2.29
Citigroup, Inc.	1.91
Samsung Electronics Co. Ltd.	1.78
Walmart, Inc.	1.61

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
IT, financials, and consumer staples stocks contributed to relative performance.
Within the equity sleeve, the strategy often underperforms the MSCI ACWI (Net) when growth outperforms value. However, the 12-month period was an exception due to positive selection within the information technology (IT), financials, and consumer staples sectors. An overweight to IT and an underweight to materials also contributed modestly to performance. From a regional perspective, positive stock selection within North America, Europe, and Asia Pacific ex Japan contributed to performance. The equity sleeve was overweight Europe and Latin America, as these regions have more stocks that pay a higher dividend. The modest overweight to these regions added to performance.
Looking at attribution from a dividend perspective, stock selection within the lower (1−3%) end of the yield spectrum contributed to relative performance. Individual positive names of note included IT companies Seagate Technology Holdings PLC, Interdigital, Inc.* and Taiwan Semiconductor Manufacturing Co.; UniCredit S.p.A. within financials; and
consumer staples company Walmart Inc.
Sector allocation as of October 31, 2025[1]

26%
Information technology
20%
Financials
9%
Communications
7%
Consumer discretionary
7%
Industrials
6%
Health care
5%
Energy
5%
Utilities
4%
Consumer staples
3%
Consumer, cyclical
3%
Consumer, non-cyclical
2%
Materials
2%
Real estate
1%
Technology

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Industrials, energy, and consumer discretionary stocks detracted from relative performance.
An overweight to real estate and negative stock selection within the industrials, energy, and consumer discretionary sectors detracted from relative performance. From a regional perspective, negative stock selection within Latin America also detracted from relative performance. From a dividend perspective, an overweight to stocks with medium yields (3–6%) and underweight to stocks with low yields (0−1%) detracted from relative performance. Detractors of note included industrials company Owens Corning, Diamondback Energy* within energy, and Deckers Outdoor Corporation* within consumer discretionary.
*
This security was no longer held at the end of the reporting period.

Allspring Global Dividend Opportunity Fund | 5

Performance highlights (unaudited)
Equity outlook:  The global economy is volatile and uncertain.
As we enter the final months of 2025, global equity markets are walking a fine line between bullish optimism and growing investor caution. U.S. stocks remain near record highs, supported by resilient corporate earnings, sustained momentum in AI innovation, and a more accommodative stance from the Fed. The September and October rate cuts and expectations for further easing have helped bolster valuations, particularly in growth-oriented stocks. Despite this positive backdrop, the elevated valuations of mega-cap technology stocks leave little margin for error, and investors remain watchful of persistent inflation, tariff risks, margin pressures, and a softer labor market. The AI theme may continue driving the market higher, but volatility is likely as investors start demanding greater compensation for risk.
AI may continue as the dominant driver of investor sentiment. However, if the massive AI investments by U.S. IT mega-cap firms are not monetized in a timely manner, the generous valuation multiples of AI-related companies may compress rapidly. Additionally, the regulatory scrutiny of the dominant tech companies—the “Magnificent Seven”* —is intensifying globally, adding another layer of uncertainty.
Given the economic, geopolitical, and market backdrop, we anticipate volatile and range-bound market conditions in the near term. We will neutralize our exposures to macroeconomic and geopolitical risks where possible. While we are cautious, we will look to take advantage of market volatility to invest in companies with strong fundamentals at reasonable valuations. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
Despite yield volatility, economic resilience supported narrow credit spreads.
Treasury yields were volatile throughout the 12-month period that ended October 31, 2025. After peaking in January 2025, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 50 basis points (bps; 100 bps equal 1.00%) early in the period before holding rates steady throughout much of 2025. The Fed cut rates by an additional 50 bps near the end of the period, and investors held out hope for one additional cut in 2025.
Credit spreads spent much of the period near the tightest levels of the past 20 years for many credit sectors, though they widened sharply in early April as the U.S. announced a dramatic shift in trade policies. Spreads narrowed back to their tight levels by early July. Securitized sectors, such as agency mortgage-backed securities, also saw spreads widen and then narrow to levels below their three- and five-year averages. Economic growth demonstrated surprising resiliency as the initial impacts of shifting global trade dynamics were less onerous than feared.
Credit quality as of October 31, 2025[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

The high yield sleeve benefited from security selection, while curve positioning and duration detracted.
Security selection was the largest contributor to performance, followed by sector allocation. Selection contributed in the energy, cable/satellite, and railroad sectors, though it was partially offset by detractors in the chemical, retail, and health care sectors. Credit quality allocation had a neutral impact on performance.
Curve positioning detracted from performance, followed by duration. The Fund was underweight the front of the curve, where yields fell most significantly during the period. The overweight in the 5- to7-year and 7- to 10-year portions of the curve partially offset the detraction.
We gradually decreased our allocation to single-B-rated bonds and triple-Cs and increased our allocation to double-Bs during the year in an effort to increase exposure to rallying rates as it became more likely that the Fed would resume its cut cycle. We reduced exposure to energy as we became less constructive on the price of oil once it became clear that OPEC would begin increasing its voluntary production caps. We have reduced our exposure to both air transportation and cruise lines because both industries have fully recovered from the pandemic-related disruptions.
*
The “Magnificent 7” comprises the 7 largest stocks in the S&P 500: Microsoft, Alphabet, Inc., Apple, Inc., Meta Platforms Corp., Amazon, NVIDIA Corp., and Tesla, Inc.

6 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
The leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of October 31, 2025, the Fund had approximately 14% in leverage as a percentage of total assets.
The high yield outlook is cautiously optimistic.
High yield fundamentals remain healthy and technicals have been supportive, with new issuance focused on extending maturities while inflows have been steady all year. Valuations largely reflect this good news, and are rich by historical standards. However, we expect valuations to remain range-bound near historical tight spreads, driven by continued economic growth and a Fed that is easing. We believe it is too early to adopt a defensive stance. We are staying relatively close to the benchmark and we believe we are well positioned to take advantage of the periodic bouts of volatility that occur most years in the high yield market.
The option overlay strategy offers protection in down markets.
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio creates a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down global equity markets and in above-average volatility environments.
Geographic allocation as of October 31, 2025[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The option overlay detracted in a strong equity market.
Given the equity market rally in the 12-month period, the option overlay detracted from the Fund’s performance. Option-implied volatility, as measured by the VIX Index**, remained relatively low for most of the period. However, it spiked above 50 in early April 2025 in response to changing tariff policies. At period-end, the VIX was at 17.44.
*
The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 Buy Write (BXM) Index and the CBOE S&P 500 2% OTM Buy Write (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned 11.48% and 13.42%, respectively, from October 31, 2024 to October 31,2025. You cannot invest directly in an index.
**
The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund | 7

Objective, strategies and risks (unaudited)
Objective, strategies and risks
Investment objective
The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. The Fund’s investment objectives are non-fundamental policies and may be changed by the Trustees without prior approval of the Fund’s shareholders.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves, equity and high yield. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that offer above-average potential for current and/or future dividends. The remaining 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Equity Sleeve. The Fund’s equity sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI Index. Region weights are managed according to Allspring Global Investments, LLC’s proprietary region classification. We target an overall portfolio dividend yield higher than that of the MSCI ACWI Index. The equity sleeve of the Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. The equity sleeve of the Fund may hold equity securities issued by domestic or foreign issuers, including emerging market issuers. The equity sleeve of the Fund will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks.
Our approach is to lever the best attributes of quantitative tools and fundamental analysis. Our quantitative model casts a wide net to identify buy and sell candidates in our investment universe. Our fundamental overlay gives us the conviction that we need to build a portfolio that both targets high levels of income while still maintaining a broad-based, well-diversified exposure.
We employ a proprietary, quantitative model to evaluate all companies in the investment universe. The model draws from a factor library containing both cross-sectional and sector-specific factors. It seeks to identify companies that provide attractive dividend yields, but also have favorable quality characteristics and growth potential. The model is comprised of three unique factor groupings:  valuation, quality and momentum. The valuation factors identify companies that are undervalued relative to their peers; the quality factors identify companies with strong management and profitability; and the momentum factors identify companies that have market support and positive investor sentiment. The factor composition of the model is reviewed and refreshed each quarter through a dynamic process called re-specification. The process enhances the predictive power of the model by considering recent changes in the underlying drives of stock price movement.
As previously mentioned, the investment approach combines the objectivity and repeatability of quantitative modeling with a qualitative review and validation of every stock that is added to the portfolio. The qualitative review helps us build conviction in the positions that we put into the portfolio by considering data that is more difficult to process and consume systematically in a timely fashion. We use additional sources of information such as news sentiment data, research reports, short interest data and a multitude of other resources to uncover nuances within companies that a traditional systematic strategy may not identify. Through this analysis we seek to verify that the financials driving the quantitative model reflect the true prospects of the business, identify non-quantifiable opportunities and the risks in companies, and avoid value traps (which are ever-present risk in dividend strategies).
Material Changes During the fiscal year ended October 31, 2025: There were no material changes to the equity sleeve during the fiscal year ended October 31, 2025.
High Yield Sleeve. Under normal market conditions, the Fund allocates approximately 20% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds (including convertible bonds), debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.
The sleeve will not invest more than 20% of its total assets in convertible instruments (convertible bonds and preferred stocks). The sleeve may invest up to 25% of its total assets in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic

8 | Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the fiscal year ended October 31, 2025:  There were no material changes to the high yield sleeve during the fiscal year ended October 31, 2025.
Option Strategy. The Fund also employs an option strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write covered call options or secured put options on individual securities and/or indexes. The Fund may also purchase call or put options.
The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the equity sleeve’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on our assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity sleeve. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time we may limit, or temporarily suspend, the option strategy.
We will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity sleeve. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date. The Fund expects to use primarily listed/ exchange-traded options contracts and may also use unlisted (or “over-the-counter”) options.
We will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. We may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.
Material Changes During the fiscal year ended October 31, 2025: There were no material changes to the option sleeve during the fiscal year ended October 31, 2025.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.

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The Fund currently utilizes leverage principally through bank borrowings. The Fund may also enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategies employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
Loans. The high yield sleeve of the Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the sleeve invests primarily consist of direct obligations of a borrower. The high yield sleeve of the Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the high yield sleeve of the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio

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characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
With respect to the high yield sleeve, investments in derivatives are limited to 10% of the sleeve’s total assets in futures and options on securities and indices and in other derivatives. In addition, the sleeve may enter into interest rate swap transactions with respect to the total amount the high yield sleeve is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction.
The high yield sleeve does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the sleeve uses derivatives for non-hedging purposes, no more than 3% of the sleeve’s total assets will be committed to initial margin for derivatives for such purposes. The sleeve may use derivatives for a variety of purposes, including as a hedge against adverse changes in securities market prices or interest rates and as a substitute for purchasing or selling securities.
Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.
Other Investment Companies. The Fund may invest in shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. The Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.
Private Placements. The Fund may invest in private placements and other “restricted” securities. Private placement securities are securities sold in offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other restricted securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending. While not currently engaged in securities lending, the Fund retains the ability to do so in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or

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gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

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High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the

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derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and on the interest payments on debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the

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Objective, strategies and risks (unaudited)
Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Allspring Global Dividend Opportunity Fund | 15

Portfolio of investments—October 31, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.08%
Frontier Issuer LLC Series 2024-1 Class C144A	11.16%	6-20-2054	$60,900	$67,902
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	140,000	143,615
Total asset-backed securities (Cost $201,669)				211,517

	Shares
Common stocks: 94.95%
Australia: 1.03%
Fortescue Ltd. (Materials, Metals & mining)	203,819	2,839,208
Brazil: 1.20%
BB Seguridade Participacoes SA (Financials, Insurance)	545,012	3,327,846
Canada: 2.68%
Enbridge, Inc. (Energy, Oil, gas & consumable fuels)	72,905	3,399,513
Power Corp. of Canada (Financials, Insurance)	86,004	4,028,707
		7,428,220
China: 3.56%
China Construction Bank Corp. Class H (Financials, Banks)	3,018,000	2,990,599
Haier Smart Home Co. Ltd. Class H (Consumer discretionary, Household durables)	537,800	1,746,861
JD.com, Inc. Class A (Consumer discretionary, Broadline retail)	157,350	2,583,841
Ping An Insurance Group Co. of China Ltd. Class H (Financials, Insurance)	353,500	2,554,391
		9,875,692
France: 3.58%
Engie SA (Utilities, Multi-utilities)	177,277	4,148,069
Orange SA (Communication services, Diversified telecommunication services)	186,199	2,969,299
Publicis Groupe SA (Communication services, Media)	28,112	2,812,606
		9,929,974
Germany: 2.30%
SAP SE (Information technology, Software)	14,198	3,673,197
Siemens AG (Industrials, Industrial conglomerates)	9,560	2,705,798
		6,378,995
Ireland: 3.96%
Johnson Controls International PLC (Industrials, Building products)	31,722	3,628,679
Seagate Technology Holdings PLC (Information technology, Technology hardware, storage & peripherals)	12,527	3,205,409
TE Connectivity PLC (Information technology, Electronic equipment, instruments & components)	16,772	4,142,852
		10,976,940
Israel: 0.83%
Plus500 Ltd. (Financials, Capital markets)	55,067	2,290,332
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Shares	Value
Italy: 2.34%
Enel SpA (Utilities, Electric utilities)	302,959	$3,063,232
UniCredit SpA (Financials, Banks)	46,396	3,424,219
		6,487,451
Japan: 3.80%
Nomura Holdings, Inc. (Financials, Capital markets)	360,000	2,574,265
Panasonic Holdings Corp. (Consumer discretionary, Household durables)	301,700	3,520,910
Sompo Holdings, Inc. (Financials, Insurance)	145,600	4,448,023
		10,543,198
Luxembourg: 0.00%
Intelsat Emergence SA (Communication services, Diversified telecommunication services)♦†	13	0
SES SA (Communication services, Wireless telecommunication services)‡†	13	186
		186
Netherlands: 1.01%
ING Groep NV (Financials, Banks)	111,534	2,792,316
Singapore: 1.06%
DBS Group Holdings Ltd. (Financials, Banks)	70,700	2,929,357
South Korea: 1.78%
Samsung Electronics Co. Ltd. (Information technology, Technology hardware, storage & peripherals)	65,403	4,934,776
Spain: 1.32%
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	182,069	3,658,941
Switzerland: 1.25%
Coca-Cola HBC AG (Consumer staples, Beverages)	76,106	3,453,324
Taiwan: 2.57%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	23,734	7,130,405
United Kingdom: 5.60%
3i Group PLC (Financials, Capital markets)	59,194	3,421,578
Aviva PLC (Financials, Insurance)	335,407	2,946,013
Barclays PLC (Financials, Banks)	582,995	3,117,133
Brightstar Lottery PLC (Consumer discretionary, Hotels, restaurants & leisure)	200,994	3,348,560
Rio Tinto PLC (Materials, Metals & mining)	37,408	2,695,978
		15,529,262
United States: 55.08%
AbbVie, Inc. (Health care, Biotechnology)#	15,628	3,407,529
Alphabet, Inc. Class A (Communication services, Interactive media & services)#	30,861	8,677,805
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 17

Portfolio of investments—October 31, 2025

	Shares	Value
United States(continued)
Amazon.com, Inc. (Consumer discretionary, Broadline retail)†#	26,006	$6,351,185
APA Corp. (Energy, Oil, gas & consumable fuels)#	87,316	1,977,707
Apple, Inc. (Information technology, Technology hardware, storage & peripherals)#	36,097	9,759,546
Arista Networks, Inc. (Information technology, Communications equipment)†#	25,664	4,046,956
Artisan Partners Asset Management, Inc. Class A (Financials, Capital markets)#	49,376	2,155,756
Booking Holdings, Inc. (Consumer discretionary, Hotels, restaurants & leisure)#	519	2,635,347
Booz Allen Hamilton Holding Corp. Class A (Industrials, Professional services)#	29,802	2,597,542
Bristol-Myers Squibb Co. (Health care, Pharmaceuticals)#	50,420	2,322,849
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment)#	17,686	6,537,276
Cheniere Energy, Inc. (Energy, Oil, gas & consumable fuels)#	10,054	2,131,448
Citigroup, Inc. (Financials, Banks)#	52,354	5,299,796
Citizens Financial Group, Inc. (Financials, Banks)#	60,847	3,095,287
Dell Technologies, Inc. Class C (Information technology, Technology hardware, storage & peripherals)#	25,737	4,169,651
Dollar General Corp. (Consumer staples, Consumer staples distribution & retail)#	26,038	2,568,909
Edison International (Utilities, Electric utilities)#	47,428	2,626,563
Eli Lilly & Co. (Health care, Pharmaceuticals)	3,208	2,768,055
Enviva, Inc. (Acquired 12-06-2024, cost $186,102) (Energy, Oil, gas & consumable fuels)†˃	29,737	460,924
General Electric Co. (Industrials, Aerospace & defense)#	10,261	3,170,136
Gilead Sciences, Inc. (Health care, Biotechnology)#	30,713	3,679,110
International Business Machines Corp. (Information technology, IT services)	11,340	3,486,030
KLA Corp. (Information technology, Semiconductors & semiconductor equipment)	3,369	4,072,245
Merck & Co., Inc. (Health care, Pharmaceuticals)	46,984	4,039,684
Meta Platforms, Inc. Class A (Communication services, Interactive media & services)#	6,040	3,916,034
Microsoft Corp. (Information technology, Software)	19,921	10,315,293
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)	70,176	14,209,938
Omega Healthcare Investors, Inc. (Real estate, Health care REITs)	77,857	3,272,330
Owens Corning (Industrials, Building products)	12,638	1,608,944
Pfizer, Inc. (Health care, Pharmaceuticals)	115,515	2,847,445
Resolute Topco, Inc. (Investment Companies)‡†	2,451	6,128
Sprouts Farmers Market, Inc. (Consumer staples, Consumer staples distribution & retail)†	23,148	1,827,766
TD SYNNEX Corp. (Information technology, Electronic equipment, instruments & components)	23,502	3,677,828
Tesla, Inc. (Consumer discretionary, Automobiles)†	7,168	3,272,622
UGI Corp. (Utilities, Gas utilities)	123,760	4,137,297
Valmont Industries, Inc. (Industrials, Construction & engineering)	5,077	2,098,984
VICI Properties, Inc. Class A (Real estate, Specialized REITs)	116,384	3,490,356
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Shares	Value
United States(continued)
Virtu Financial, Inc. Class A (Financials, Capital markets)	42,392	$1,476,937
Walmart, Inc. (Consumer staples, Consumer staples distribution & retail)	44,160	4,468,109
		152,663,347
Total common stocks (Cost $179,183,444)		263,169,770

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 16.47%
United States: 16.47%
AdaptHealth LLC (Consumer, non-cyclical, Pharmaceuticals)144A	5.13%	3-1-2030	$205,000	196,112
Adient Global Holdings Ltd. (Consumer, cyclical, Auto parts & equipment)144A	7.50	2-15-2033	170,000	175,727
Adient Global Holdings Ltd. (Consumer, cyclical, Auto parts & equipment)144A	8.25	4-15-2031	40,000	41,785
ADT Security Corp. (Consumer, non-cyclical, Commercial services)144A	5.88	10-15-2033	100,000	101,445
Advance Auto Parts, Inc. (Consumer, cyclical, Retail)144A	7.38	8-1-2033	175,000	177,188
AES Corp. (5 Year Treasury Constant Maturity+2.89%) (Utilities, Electric)±	6.95	7-15-2055	180,000	174,148
AES Corp. (5 Year Treasury Constant Maturity+3.20%) (Utilities, Electric)±	7.60	1-15-2055	225,000	229,671
Aethon United BR LP/Aethon United Finance Corp. (Energy, Oil & gas)144A	7.50	10-1-2029	115,000	119,308
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (Consumer, non-cyclical, Food)144A	5.88	2-15-2028	160,000	160,198
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (Financial, Insurance)144A	7.38	10-1-2032	425,000	438,515
Allied Universal Holdco LLC (Consumer, non-cyclical, Commercial services)144A	7.88	2-15-2031	185,000	192,625
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines)144A	5.50	4-20-2026	14,167	14,203
American Axle & Manufacturing, Inc. (Consumer, cyclical, Auto parts & equipment)	5.00	10-1-2029	150,000	142,549
American Axle & Manufacturing, Inc. (Consumer, cyclical, Auto parts & equipment)144A	7.75	10-15-2033	105,000	105,148
AmWINS Group, Inc. (Financial, Insurance)144A	6.38	2-15-2029	130,000	132,514
Antero Midstream Partners LP/Antero Midstream Finance Corp. (Energy, Pipelines)144A	5.75	10-15-2033	120,000	119,828
Arches Buyer, Inc. (Communications, Internet)144A	4.25	6-1-2028	105,000	102,603
Arches Buyer, Inc. (Communications, Internet)144A	6.13	12-1-2028	145,000	141,272
Archrock Partners LP/Archrock Partners Finance Corp. (Energy, Oil & gas services)144A	6.63	9-1-2032	205,000	210,687
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers)144A	6.00	6-15-2027	270,000	270,696
Ashton Woods USA LLC/Ashton Woods Finance Co. (Consumer, cyclical, Home builders)144A	6.88	8-1-2033	200,000	200,175
AthenaHealth Group, Inc. (Technology, Software)144A	6.50	2-15-2030	175,000	171,319
Azorra Finance Ltd. (Financial, Diversified financial services)144A	7.25	1-15-2031	140,000	146,435
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 19

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
B&G Foods, Inc. (Consumer, non-cyclical, Food)144A	8.00%	9-15-2028	$240,000	$225,638
Beach Acquisition Bidco LLC (PIK at 10.75%) (Consumer, cyclical, Apparel)144A¥	10.00	7-15-2033	165,000	177,155
Blackstone Mortgage Trust, Inc. (Financial, REITs)144A	7.75	12-1-2029	185,000	194,958
Block, Inc. (Consumer, non-cyclical, Commercial services)	6.50	5-15-2032	250,000	259,389
Brandywine Operating Partnership LP (Financial, REITs)	6.13	1-15-2031	100,000	100,438
Brandywine Operating Partnership LP (Financial, REITs)	8.88	4-12-2029	420,000	456,248
Bristow Group, Inc. (Energy, Oil & gas services)144A	6.88	3-1-2028	350,000	349,947
Buckeye Partners LP (Energy, Pipelines)	5.85	11-15-2043	200,000	187,655
Buckeye Partners LP (Energy, Pipelines)144A	6.88	7-1-2029	90,000	93,207
Builders FirstSource, Inc. (Industrial, Building materials)144A	6.38	3-1-2034	185,000	191,590
Cablevision Lightpath LLC (Communications, Internet)144A	5.63	9-15-2028	190,000	188,059
California Resources Corp. (Energy, Oil & gas)144A	7.00	1-15-2034	85,000	84,622
California Resources Corp. (Energy, Oil & gas)144A	8.25	6-15-2029	250,000	260,065
Camelot Return Merger Sub, Inc. (Industrial, Building materials)144A	8.75	8-1-2028	185,000	171,017
Carvana Co. (Consumer, cyclical, Retail)144A	9.00	6-1-2030	395,000	412,526
Carvana Co. (Consumer, cyclical, Retail)144A	9.00	6-1-2031	145,000	161,347
Caturus Energy LLC (Energy, Oil & gas)144A	8.50	2-15-2030	55,000	56,064
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.25	1-15-2034	350,000	293,903
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.50	8-15-2030	825,000	773,367
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)	4.50	5-1-2032	105,000	93,388
Celanese U.S. Holdings LLC (Basic materials, Chemicals)	6.50	4-15-2030	255,000	252,871
Central Garden & Pet Co. (Consumer, non-cyclical, Household products/wares)	4.13	10-15-2030	125,000	118,748
Central Parent, Inc./CDK Global, Inc. (Technology, Software)144A	7.25	6-15-2029	70,000	57,500
Century Communities, Inc. (Consumer, cyclical, Home builders)144A	6.63	9-15-2033	145,000	144,570
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	7.50	1-1-2030	115,000	119,934
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	9.50	1-1-2031	135,000	144,559
Chemours Co. (Basic materials, Chemicals)144A	8.00	1-15-2033	245,000	236,802
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	5.25	5-15-2030	130,000	121,859
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.00	1-15-2029	150,000	148,500
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	10.88	1-15-2032	140,000	150,924
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	6.75	5-1-2031	210,000	214,713
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	7.00	8-1-2032	445,000	461,161
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%) (Financial, Banks)ʊ±	3.88	2-18-2026	235,000	233,472
Civitas Resources, Inc. (Energy, Oil & gas)144A	9.63	6-15-2033	140,000	150,197
Clean Harbors, Inc. (Industrial, Environmental control)144A	6.38	2-1-2031	165,000	169,045
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	7.13	2-15-2031	355,000	366,097
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	7.50	3-15-2033	20,000	20,913
Cleveland-Cliffs, Inc. (Basic materials, Iron/steel)144A	7.00	3-15-2032	255,000	260,736
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
Cloud Software Group, Inc. (Technology, Software)144A	8.25%	6-30-2032	$335,000	$352,023
Cloud Software Group, Inc. (Technology, Software)144A	9.00	9-30-2029	535,000	553,372
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	6.88	1-15-2030	75,000	75,749
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	8.75	4-15-2030	160,000	160,327
CommScope LLC (Communications, Telecommunications)144A	8.25	3-1-2027	195,000	196,270
Concentra Health Services, Inc. (Consumer, non-cyclical, Healthcare- services)144A	6.88	7-15-2032	215,000	224,253
Cooper Tire & Rubber Co. LLC (Consumer, cyclical, Auto parts & equipment)	7.63	3-15-2027	190,000	194,275
CoreCivic, Inc. (Consumer, non-cyclical, Commercial services)	8.25	4-15-2029	390,000	410,711
CoreWeave, Inc. (Technology, Software)144A	9.00	2-1-2031	85,000	85,249
CP Atlas Buyer, Inc. (Industrial, Building materials)144A	9.75	7-15-2030	150,000	156,476
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	5.50	6-15-2031	75,000	74,203
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	7.50	12-15-2033	335,000	362,455
CSC Holdings LLC (Communications, Media)144A	3.38	2-15-2031	205,000	124,040
CSC Holdings LLC (Communications, Media)144A	5.50	4-15-2027	250,000	231,971
CSC Holdings LLC (Communications, Media)144A	5.75	1-15-2030	120,000	44,968
CSC Holdings LLC (Communications, Media)144A	11.25	5-15-2028	165,000	144,768
DaVita, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.88	9-1-2032	495,000	512,785
Diebold Nixdorf, Inc. (Technology, Computers)144A	7.75	3-31-2030	215,000	227,675
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc. (Communications, Media)144A	5.88	8-15-2027	60,000	60,003
DISH DBS Corp. (Communications, Media)144A	5.75	12-1-2028	110,000	105,695
DISH Network Corp. (Communications, Media)144A	11.75	11-15-2027	380,000	400,058
EchoStar Corp. (PIK at 6.75%) (Communications, Telecommunications)¥	6.75	11-30-2030	622,275	642,132
Edison International (5 Year Treasury Constant Maturity+3.86%) (Utilities, Electric)±	8.13	6-15-2053	165,000	170,291
Ellucian Holdings, Inc. (Technology, Software)144A	6.50	12-1-2029	220,000	222,655
EMRLD Borrower LP/Emerald Co-Issuer, Inc. (Industrial, Building materials)144A	6.63	12-15-2030	280,000	287,849
Encore Capital Group, Inc. (Financial, Diversified financial services)144A	9.25	4-1-2029	200,000	209,963
Endo Finance Holdings, Inc. (Consumer, non-cyclical, Pharmaceuticals)144A	8.50	4-15-2031	285,000	302,078
Energizer Holdings, Inc. (Industrial, Electrical components & equipment)144A	4.38	3-31-2029	330,000	316,741
Energizer Holdings, Inc. (Industrial, Electrical components & equipment)144A	6.00	9-15-2033	80,000	77,284
Entegris, Inc. (Industrial, Miscellaneous manufacturing)144A	5.95	6-15-2030	135,000	137,057
Enviva Partners LP/Enviva Partners Finance Corp. (Energy, Energy- alternate sources)144A♦†	6.50	1-15-2026	710,000	0
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%) (Utilities, Electric)±	7.63	12-15-2054	245,000	257,607
Excelerate Energy LP (Energy, Pipelines)144A	8.00	5-15-2030	215,000	226,994
EZCORP, Inc. (Financial, Diversified financial services)144A	7.38	4-1-2032	140,000	147,875
FirstCash, Inc. (Consumer, cyclical, Retail)144A	4.63	9-1-2028	100,000	98,631
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 21

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
FirstCash, Inc. (Consumer, cyclical, Retail)144A	6.88%	3-1-2032	$315,000	$326,853
FTAI Aviation Investors LLC (Industrial, Trucking & leasing)144A	5.50	5-1-2028	245,000	245,181
FTAI Aviation Investors LLC (Industrial, Trucking & leasing)144A	7.00	5-1-2031	250,000	261,988
FTAI Aviation Investors LLC (Industrial, Trucking & leasing)144A	7.00	6-15-2032	95,000	99,500
Genesee & Wyoming, Inc. (Industrial, Transportation)144A	6.25	4-15-2032	200,000	204,037
Genting New York LLC/GENNY Capital, Inc. (Consumer, cyclical, Lodging)144A	7.25	10-1-2029	200,000	207,060
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)	8.63	4-15-2029	275,000	290,212
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)	10.25	4-15-2031	250,000	273,776
Global Aircraft Leasing Co. Ltd. (Financial, Diversified financial services)144A	8.75	9-1-2027	265,000	272,828
Gray Media, Inc. (Communications, Media)144A	9.63	7-15-2032	175,000	175,862
Group 1 Automotive, Inc. (Consumer, cyclical, Retail)144A	6.38	1-15-2030	130,000	132,601
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	9-1-2028	215,000	217,355
Herc Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	7.00	6-15-2030	250,000	261,670
Hess Midstream Operations LP (Energy, Pipelines)144A	5.50	10-15-2030	85,000	85,559
Hess Midstream Operations LP (Energy, Pipelines)144A	6.50	6-1-2029	45,000	46,629
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00	2-1-2031	160,000	151,491
Hilton Domestic Operating Co., Inc. (Consumer, cyclical, Lodging)144A	6.13	4-1-2032	170,000	175,424
HUB International Ltd. (Financial, Insurance)144A	5.63	12-1-2029	105,000	104,687
HUB International Ltd. (Financial, Insurance)144A	7.25	6-15-2030	35,000	36,540
HUB International Ltd. (Financial, Insurance)144A	7.38	1-31-2032	250,000	259,106
Insight Enterprises, Inc. (Technology, Computers)144A	6.63	5-15-2032	120,000	122,815
IQVIA, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.25	6-1-2032	80,000	83,381
Iron Mountain, Inc. (Financial, REITs)144A	4.50	2-15-2031	230,000	220,604
Iron Mountain, Inc. (Financial, REITs)144A	5.25	7-15-2030	385,000	383,206
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	6.13	11-1-2032	120,000	122,109
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	6.75	5-1-2033	95,000	99,101
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	7.13	4-30-2031	205,000	215,120
Jefferies Finance LLC/JFIN Co-Issuer Corp. (Financial, Diversified financial services)144A	6.63	10-15-2031	125,000	123,159
Jefferson Capital Holdings LLC (Financial, Diversified financial services)144A	8.25	5-15-2030	85,000	88,124
Jefferson Capital Holdings LLC (Financial, Diversified financial services)144A	9.50	2-15-2029	125,000	131,722
JetBlue Airways Corp./JetBlue Loyalty LP (Consumer, cyclical, Airlines)144A	9.88	9-20-2031	140,000	137,605
K Hovnanian Enterprises, Inc. (Consumer, cyclical, Home builders)144A	8.38	10-1-2033	60,000	61,424
Kinetik Holdings LP (Energy, Pipelines)144A	5.88	6-15-2030	200,000	201,495
Kraken Oil & Gas Partners LLC (Energy, Oil & gas)144A	7.63	8-15-2029	75,000	73,430
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITs)144A	7.00	7-15-2031	265,000	278,339
Lamb Weston Holdings, Inc. (Consumer, non-cyclical, Food)144A	4.38	1-31-2032	150,000	142,998
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
Level 3 Financing, Inc. (Communications, Telecommunications)144A	3.63%	1-15-2029	$160,000	$143,800
Level 3 Financing, Inc. (Communications, Telecommunications)144A	3.88	10-15-2030	250,000	223,984
Level 3 Financing, Inc. (Communications, Telecommunications)144A	6.88	6-30-2033	190,000	194,615
LGI Homes, Inc. (Consumer, cyclical, Home builders)144A	8.75	12-15-2028	165,000	171,599
Lithia Motors, Inc. (Consumer, cyclical, Retail)144A	4.38	1-15-2031	175,000	166,831
Lumen Technologies, Inc. (Communications, Telecommunications)144A	10.00	10-15-2032	177,750	179,528
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	6.13	3-15-2032	165,000	165,797
Match Group Holdings II LLC (Communications, Internet)144A	5.63	2-15-2029	190,000	189,581
Match Group Holdings II LLC (Communications, Internet)144A	6.13	9-15-2033	160,000	161,075
MetLife, Inc. Series G (5 Year Treasury Constant Maturity+2.08%) (Financial, Insurance)±	6.35	3-15-2055	125,000	132,531
Michaels Cos., Inc. (Consumer, cyclical, Retail)144A	7.88	5-1-2029	85,000	74,588
Molina Healthcare, Inc. (Consumer, non-cyclical, Healthcare- services)144A	6.25	1-15-2033	130,000	130,850
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Healthcare- services)144A	5.75	12-31-2030	81,372	73,886
MPH Acquisition Holdings LLC (PIK at 0.75%) (Consumer, non-cyclical, Healthcare-services)144A¥	6.75	3-31-2031	74,463	63,480
MPH Acquisition Holdings LLC (PIK at 5.00%) (Consumer, non-cyclical, Healthcare-services)144A¥	11.50	12-31-2030	97,103	104,750
MPT Operating Partnership LP/MPT Finance Corp. (Financial, REITs)144A	8.50	2-15-2032	195,000	204,298
Murphy Oil Corp. (Energy, Oil & gas)	6.00	10-1-2032	130,000	128,122
Nabors Industries Ltd. (Energy, Oil & gas)144A	7.50	1-15-2028	85,000	85,394
Nabors Industries, Inc. (Energy, Oil & gas)144A	8.88	8-15-2031	100,000	95,028
Nabors Industries, Inc. (Energy, Oil & gas)144A	9.13	1-31-2030	180,000	189,149
Navient Corp. (Financial, Diversified financial services)	11.50	3-15-2031	255,000	285,306
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	6.25	9-15-2033	200,000	202,284
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	6.75	2-1-2032	105,000	107,894
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	7.75	2-15-2029	80,000	85,567
Newell Brands, Inc. (Consumer, cyclical, Housewares)	6.38	5-15-2030	165,000	156,750
Newell Brands, Inc. (Consumer, cyclical, Housewares)144A	8.50	6-1-2028	200,000	205,183
Nissan Motor Acceptance Co. LLC (Consumer, cyclical, Auto manufacturers)144A	7.05	9-15-2028	50,000	52,018
Oceaneering International, Inc. (Energy, Oil & gas services)	6.00	2-1-2028	135,000	136,157
OneMain Finance Corp. (Financial, Diversified financial services)	7.88	3-15-2030	255,000	268,755
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	4.63	3-15-2030	150,000	144,900
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	7.38	2-15-2031	225,000	237,682
Paramount Global (U.S. SOFR 3 Month+3.90%) (Communications, Media)±	6.25	2-28-2057	185,000	181,300
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (Financial, REITs)144A	5.88	10-1-2028	140,000	139,875
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (Financial, REITs)144A	7.00	2-1-2030	135,000	138,249
Pattern Energy Operations LP/Pattern Energy Operations, Inc. (Utilities, Electric)144A	4.50	8-15-2028	325,000	316,882
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 23

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
Pediatrix Medical Group, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.38%	2-15-2030	$155,000	$154,051
Performance Food Group, Inc. (Consumer, non-cyclical, Food)144A	6.13	9-15-2032	130,000	133,471
PetSmart LLC/PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	7.50	9-15-2032	155,000	154,605
PetSmart LLC/PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	10.00	9-15-2033	155,000	155,656
PG&E Corp. (Utilities, Electric)	5.25	7-1-2030	300,000	296,882
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%) (Utilities, Electric)±	7.38	3-15-2055	280,000	287,987
PRA Group, Inc. (Financial, Diversified financial services)144A	5.00	10-1-2029	135,000	122,815
Prairie Acquiror LP (Energy, Pipelines)144A	9.00	8-1-2029	200,000	205,275
Quikrete Holdings, Inc. (Industrial, Building materials)144A	6.38	3-1-2032	65,000	67,419
Quikrete Holdings, Inc. (Industrial, Building materials)144A	6.75	3-1-2033	170,000	176,895
QXO Building Products, Inc. (Consumer, cyclical, Retail)144A	6.75	4-30-2032	180,000	186,346
Radiology Partners, Inc. (Consumer, non-cyclical, Healthcare- services)144A	8.50	7-15-2032	200,000	207,992
RB Global Holdings, Inc. (Consumer, cyclical, Distribution/wholesale)144A	7.75	3-15-2031	50,000	52,181
RHP Hotel Properties LP/RHP Finance Corp. (Financial, REITs)144A	6.50	6-15-2033	145,000	149,657
Rocket Cos., Inc. (Financial, Diversified financial services)144A	6.13	8-1-2030	100,000	103,150
Rocket Cos., Inc. (Financial, Diversified financial services)144A	6.50	8-1-2029	100,000	103,723
Rocket Cos., Inc. (Financial, Diversified financial services)144A	7.13	2-1-2032	200,000	209,982
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (Financial, Diversified financial services)144A	4.00	10-15-2033	120,000	110,507
Rocket Software, Inc. (Technology, Software)144A	6.50	2-15-2029	60,000	58,289
Rocket Software, Inc. (Technology, Software)144A	9.00	11-28-2028	225,000	231,858
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.75	3-15-2033	85,000	88,965
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.88	4-15-2040	300,000	309,314
Sabre Global, Inc. (Consumer, cyclical, Leisure time)144A	10.75	11-15-2029	310,000	294,500
Sabre Global, Inc. (Consumer, cyclical, Leisure time)144A	11.13	7-15-2030	50,000	47,250
Sally Holdings LLC/Sally Capital, Inc. (Consumer, cyclical, Retail)	6.75	3-1-2032	100,000	104,044
SCIH Salt Holdings, Inc. (Basic materials, Chemicals)144A	6.63	5-1-2029	230,000	227,973
Sealed Air Corp./Sealed Air Corp. U.S. (Industrial, Packaging & containers)144A	7.25	2-15-2031	180,000	188,950
Sempra (5 Year Treasury Constant Maturity+2.87%) (Utilities, Electric)±	4.13	4-1-2052	145,000	141,420
Sensata Technologies, Inc. (Industrial, Electronics)144A	6.63	7-15-2032	30,000	31,231
Service Corp. International (Consumer, non-cyclical, Commercial services)	5.75	10-15-2032	275,000	279,002
Service Properties Trust (Financial, REITs)144A¤	0.00	9-30-2027	5,000	4,408
Service Properties Trust (Financial, REITs)	8.38	6-15-2029	85,000	84,436
Service Properties Trust (Financial, REITs)144A	8.63	11-15-2031	450,000	474,677
SESI LLC (Energy, Oil & gas services)144A	7.88	9-30-2030	95,000	93,233
Sirius XM Radio LLC (Communications, Media)144A	4.13	7-1-2030	310,000	291,777
Six Flags Entertainment Corp. (Consumer, cyclical, Entertainment)144A	7.25	5-15-2031	60,000	60,147
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co. (Consumer, cyclical, Entertainment)144A	6.63	5-1-2032	255,000	258,932
The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
Sonic Automotive, Inc. (Consumer, cyclical, Retail)144A	4.63%	11-15-2029	$75,000	$72,932
Sonic Automotive, Inc. (Consumer, cyclical, Retail)144A	4.88	11-15-2031	175,000	166,505
Sotheby’s/BidFair Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	5.88	6-1-2029	350,000	330,702
Spirit AeroSystems, Inc. (Industrial, Aerospace/defense)144A	9.75	11-15-2030	235,000	258,187
SS&C Technologies, Inc. (Technology, Software)144A	6.50	6-1-2032	275,000	285,101
Standard Building Solutions, Inc. (Industrial, Building materials)144A	6.25	8-1-2033	120,000	122,370
Star Parent, Inc. (Consumer, non-cyclical, Healthcare-services)144A	9.00	10-1-2030	310,000	331,010
Starwood Property Trust, Inc. (Financial, REITs)144A	6.50	7-1-2030	245,000	254,813
Surgery Center Holdings, Inc. (Consumer, non-cyclical, Healthcare- services)144A	7.25	4-15-2032	155,000	159,481
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines)144A	6.00	12-31-2030	275,000	272,900
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare-services)	6.75	5-15-2031	400,000	414,992
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	5.00	1-31-2028	195,000	194,280
TransDigm, Inc. (Industrial, Aerospace/defense)144A	6.63	3-1-2032	580,000	599,766
Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.70	6-15-2028	60,000	60,554
U.S. Foods, Inc. (Consumer, non-cyclical, Food)144A	5.75	4-15-2033	280,000	283,686
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	5.50	4-15-2029	325,000	320,074
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	6.25	3-15-2031	85,000	84,847
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC (Financial, REITs)144A	6.00	1-15-2030	70,000	62,755
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC (Financial, REITs)144A	8.63	6-15-2032	80,000	74,922
USA Compression Partners LP/USA Compression Finance Corp. (Energy, Oil & gas services)144A	6.25	10-1-2033	40,000	40,154
Venture Global LNG, Inc. (Energy, Pipelines)144A	8.38	6-1-2031	165,000	169,395
Venture Global LNG, Inc. (Energy, Pipelines)144A	9.88	2-1-2032	125,000	133,519
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%) (Energy, Pipelines)144Aʊ±	9.00	9-30-2029	120,000	112,160
Venture Global Plaquemines LNG LLC (Energy, Pipelines)144A	7.50	5-1-2033	330,000	362,901
Veritiv Operating Co. (Consumer, non-cyclical, Commercial services)144A	10.50	11-30-2030	185,000	192,525
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.88	10-15-2033	65,000	66,077
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	7.00	2-15-2029	150,000	150,848
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%) (Utilities, Electric)144Aʊ±	7.00	12-15-2026	135,000	136,338
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%) (Utilities, Electric)144Aʊ±	8.88	1-15-2029	300,000	329,648
Vistra Operations Co. LLC (Utilities, Electric)144A	7.75	10-15-2031	170,000	180,410
WarnerMedia Holdings, Inc. (Consumer, cyclical, Entertainment)	5.05	3-15-2042	210,000	168,573
WarnerMedia Holdings, Inc. Series WI (Consumer, cyclical, Entertainment)	4.05	3-15-2029	180,000	174,787
WESCO Distribution, Inc. (Industrial, Electrical components & equipment)144A	6.63	3-15-2032	295,000	308,334
Whirlpool Corp. (Consumer, cyclical, Home furnishings)	6.13	6-15-2030	170,000	168,330
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 25

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
United States(continued)
Windstream Services LLC/Windstream Escrow Finance Corp. (Communications, Telecommunications)144A	8.25%	10-1-2031	$225,000	$229,758
XPLR Infrastructure Operating Partners LP (Utilities, Electric)144A	7.25	1-15-2029	260,000	267,453
Zebra Technologies Corp. (Technology, Office/business equipment)144A	6.50	6-1-2032	200,000	207,270
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	6.88	4-23-2032	140,000	127,784
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	7.50	3-24-2031	115,000	110,583
Total corporate bonds and notes (Cost $44,452,502)				45,648,221
Loans: 0.94%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%) (Consumer, cyclical, Housewares)±	9.71	10-30-2029	200,586	196,636
Asurion LLC (U.S. SOFR 1 Month+5.25%) (Financial, Insurance)±	9.33	1-31-2028	216,758	212,051
Asurion LLC (U.S. SOFR 1 Month+4.25%) (Financial, Insurance)±	8.21	9-19-2030	84,129	83,743
Bausch & Lomb Corp. (U.S. SOFR 1 Month+4.25%) (Consumer, non- cyclical, Healthcare-products)±	8.21	1-15-2031	109,725	110,301
CommScope, Inc. (U.S. SOFR 1 Month+4.75%) (Communications, Telecommunications)±	8.71	12-17-2029	315,000	317,482
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%) (Communications, Telecommunications)±	8.46	9-27-2029	139,646	138,851
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%) (Communications, Media)±	8.53	1-18-2028	148,335	146,779
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%) (Communications, Media)±	9.35	8-2-2029	180,536	180,706
EW Scripps Co. (U.S. SOFR 1 Month+5.75%) (Communications, Media)±	9.90	6-30-2028	89,856	90,848
Hertz Corp. (U.S. SOFR 1 Month+3.50%) (Consumer, non-cyclical, Commercial services)±	7.58	6-30-2028	153,992	127,414
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%) (Communications, Media)‡±	8.46	9-30-2027	119,329	57,576
Lumen Technologies, Inc. (U.S. SOFR 1 Month+2.35%) (Communications, Telecommunications)±	6.43	4-15-2030	189,034	187,855
McAfee Corp. (U.S. SOFR 1 Month+3.00%) (Technology, Computers)±	6.96	3-1-2029	133,987	126,729
Modivcare, Inc. (U.S. SOFR 3 Month+8.75%) (Consumer, non-cyclical, Healthcare-services)±	12.75	7-1-2031	323,017	132,437
Modivcare, Inc. (U.S. SOFR 3 Month+11.50%) (Consumer, non-cyclical, Healthcare-services)±	15.44	1-12-2026	57,471	23,372
Modivcare, Inc. (U.S. SOFR 1 Month+7.00%) (Consumer, non-cyclical, Healthcare-services)‡±	11.00	2-22-2026	27,689	26,858
Modivcare, Inc. (U.S. SOFR 3 Month+6.00%) (Consumer, non-cyclical, Healthcare-services)‡±	13.25	2-22-2026	16,418	15,925
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%) (Consumer, non-cyclical, Healthcare-services)±	7.59	12-31-2030	19,605	19,561
Owens-Illinois, Inc. (U.S. SOFR 3 Month+3.00%) (Industrial, Packaging & containers)±	6.84	9-30-2032	150,000	149,562
Prairie Acquiror LP (U.S. SOFR 1 Month+3.75%) (Energy, Pipelines)±	7.71	8-1-2029	78,805	79,200
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Loans(continued)
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%) (Technology, Software)±	7.71%	11-28-2028	54,177	$53,921
Spirit AeroSystems, Inc. (U.S. SOFR 3 Month+4.50%) (Industrial, Aerospace/defense)±	8.34	1-15-2027	49,744	49,790
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%) (Consumer, cyclical, Airlines)±	7.74	4-1-2031	74,250	74,714
Total loans (Cost $2,891,118)				2,602,311

	Dividend rate	Shares
Preferred stocks: 1.22%
Brazil: 1.01%
Petroleo Brasileiro SA (Energy, Oil, gas & consumable fuels)	0.04	508,175	2,810,102
United States: 0.21%
CoBank ACB (U.S. SOFR 3 Month+1.44%) (Financials, Banks)144A±	5.37	750	588,750
Total preferred stocks (Cost $4,130,752)			3,398,852

	Interest rate		Principal
Yankee corporate bonds and notes: 2.79%
Canada: 0.93%
1261229 BC Ltd. (Consumer, non-cyclical, Pharmaceuticals)144A	10.00	4-15-2032	$410,000	428,577
Air Canada Pass-Through Trust Series 2020-1 Class C (Consumer, cyclical, Airlines)144A	10.50	7-15-2026	250,000	258,883
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%) (Utilities, Electric)±	4.75	1-18-2082	280,000	274,727
Bausch & Lomb Corp. (Consumer, non-cyclical, Healthcare- products)144A	8.38	10-1-2028	225,000	235,125
Bausch Health Cos., Inc. (Consumer, non-cyclical, Pharmaceuticals)144A	11.00	9-30-2028	80,000	83,859
Baytex Energy Corp. (Energy, Oil & gas)144A	8.50	4-30-2030	90,000	92,263
Bombardier, Inc. (Industrial, Aerospace/defense)144A	8.75	11-15-2030	120,000	129,420
goeasy Ltd. (Financial, Diversified financial services)144A	7.63	7-1-2029	140,000	141,014
Northriver Midstream Finance LP (Energy, Pipelines)144A	6.75	7-15-2032	135,000	137,574
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%) (Communications, Telecommunications)±	7.13	4-15-2055	440,000	470,939
Saturn Oil & Gas, Inc. (Energy, Oil & gas)144A	9.63	6-15-2029	83,000	83,975
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%) (Communications, Telecommunications)±	6.63	10-15-2055	235,000	242,437
				2,578,793
France: 0.21%
Banijay Entertainment SASU (Consumer, cyclical, Entertainment)144A	8.13	5-1-2029	225,000	233,514
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 27

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
France(continued)
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%) (Financial, Banks)144Aʊ±	8.00%	8-22-2031	$110,000	$117,253
Opal Bidco SAS (Consumer, non-cyclical, Cosmetics/Personal Care)144A	6.50	3-31-2032	225,000	231,739
				582,506
Ireland: 0.18%
GGAM Finance Ltd. (Financial, Diversified financial services)144A	5.88	3-15-2030	275,000	278,094
Perrigo Finance Unlimited Co. (Consumer, non-cyclical, Cosmetics/Personal Care)	6.13	9-30-2032	220,000	221,857
				499,951
Japan: 0.25%
Kioxia Holdings Corp. (Technology, Semiconductors)144A	6.63	7-24-2033	140,000	146,035
Nissan Motor Co. Ltd. (Consumer, cyclical, Auto manufacturers)144A	8.13	7-17-2035	190,000	202,075
Rakuten Group, Inc. (Communications, Internet)144A	9.75	4-15-2029	315,000	353,313
				701,423
Liberia: 0.02%
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.63	9-30-2031	60,000	61,130
Luxembourg: 0.14%
Froneri Lux Finco Sarl (Consumer, non-cyclical, Food)144A	6.00	8-1-2032	170,000	171,492
Telecom Italia Capital SA (Communications, Telecommunications)	7.20	7-18-2036	190,000	206,963
				378,455
Mexico: 0.06%
Borr IHC Ltd./Borr Finance LLC (Energy, Oil & gas)144A	10.00	11-15-2028	164,695	164,706
Netherlands: 0.43%
Sensata Technologies BV (Industrial, Electronics)144A	5.88	9-1-2030	250,000	252,425
Teva Pharmaceutical Finance Netherlands III BV (Consumer, non- cyclical, Pharmaceuticals)	8.13	9-15-2031	250,000	286,560
Trivium Packaging Finance BV (Industrial, Packaging & containers)144A	8.25	7-15-2030	195,000	202,015
Trivium Packaging Finance BV (Industrial, Packaging & containers)144A	12.25	1-15-2031	230,000	239,961
VZ Secured Financing BV (Communications, Media)144A	5.00	1-15-2032	230,000	208,959
				1,189,920
Panama: 0.17%
Carnival Corp. (Consumer, cyclical, Leisure time)144A	5.75	8-1-2032	85,000	87,319
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.00	5-1-2029	135,000	137,025
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.13	2-15-2033	250,000	257,792
				482,136
Singapore: 0.10%
Seagate Data Storage Technology Pte. Ltd. (Technology, Computers)144A	8.50	7-15-2031	250,000	266,091
The accompanying notes are an integral part of these financial statements.
28 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Switzerland: 0.05%
UBS Group AG (5 Year Treasury Constant Maturity+3.40%) (Financial, Banks)144Aʊ±	4.88%	2-12-2027	$145,000	$142,355
United Kingdom: 0.25%
Virgin Media Finance PLC (Communications, Media)144A	5.00	7-15-2030	120,000	107,109
Virgin Media Secured Finance PLC (Communications, Media)144A	4.50	8-15-2030	315,000	292,757
Zegona Finance PLC (Communications, Telecommunications)144A	8.63	7-15-2029	269,000	285,796
				685,662
Total yankee corporate bonds and notes (Cost $7,556,752)				7,733,128

		Yield	Shares
Short-term investments: 1.95%
Investment companies: 1.95%
Allspring Government Money Market Fund Select Class♠∞		4.06	5,417,110	5,417,110
Total short-term investments (Cost $5,417,110)				5,417,110
Total investments in securities (Cost $243,833,347)	118.40%			328,180,909
Other assets and liabilities, net	(18.40)			(51,003,583)
Total net assets	100.00%			$277,177,326

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $460,924 (original cost of $186,102), representing 0.17% of its net assets as of period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 29

Portfolio of investments—October 31, 2025

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,704,992	$114,318,658	$(112,606,540)	$0	$0	$5,417,110	5,417,110	$204,693
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
iShares MSCI EAFE ETF	Morgan Stanley Co.	(152)	$(1,398,400)	$92.00	11-7-2025	$(39,292)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(563)	(5,573,700)	99.00	11-14-2025	(664)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(107)	(995,100)	93.00	11-21-2025	(24,449)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(245)	(2,229,500)	91.00	12-19-2025	(113,312)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(164)	(1,443,200)	88.00	12-19-2025	(120,540)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(2,172)	(22,154,400)	102.00	12-19-2025	(7,647)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(290)	(2,726,000)	94.00	12-19-2025	(61,770)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(187)	(1,000,450)	53.50	11-7-2025	(37,213)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(233)	(1,223,250)	52.50	11-14-2025	(67,919)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(131)	(759,800)	58.00	11-14-2025	(852)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(433)	(2,381,500)	55.00	11-21-2025	(53,692)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,266)	(6,836,400)	54.00	11-21-2025	(242,439)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,542)	(9,020,700)	58.50	11-21-2025	(12,336)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,603)	(9,377,550)	58.50	11-28-2025	(23,244)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(357)	(2,052,750)	57.50	12-19-2025	(19,278)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(2,166)	(12,887,700)	59.50	12-19-2025	(41,154)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(1)	(2,610,000)	26,100.00	11-7-2025	(13,665)
Russell 2000 Index	Morgan Stanley Co.	(32)	(8,256,000)	2,580.00	11-7-2025	(5,520)
Russell 2000 Index	Morgan Stanley Co.	(32)	(8,832,000)	2,760.00	12-19-2025	(27,200)
S&P 500 Index	Morgan Stanley Co.	(7)	(4,721,500)	6,745.00	11-7-2025	(84,945)
S&P 500 Index	Morgan Stanley Co.	(13)	(8,443,500)	6,495.00	11-14-2025	(474,370)
S&P 500 Index	Morgan Stanley Co.	(2)	(1,400,000)	7,000.00	11-21-2025	(6,070)
S&P 500 Index	Morgan Stanley Co.	(4)	(2,644,000)	6,610.00	11-21-2025	(110,280)
S&P 500 Index	Morgan Stanley Co.	(6)	(4,296,000)	7,160.00	11-21-2025	(3,240)
S&P 500 Index	Morgan Stanley Co.	(11)	(7,425,000)	6,750.00	11-28-2025	(198,165)
						$(1,789,256)
The accompanying notes are an integral part of these financial statements.
30 | Allspring Global Dividend Opportunity Fund

Statement of assets and liabilities—October 31, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $238,416,237)	$322,763,799
Investments in affiliated securities, at value (cost $5,417,110)	5,417,110
Cash	35
Foreign currency, at value (cost $33,601)	33,511
Receivable for dividends and interest	1,896,210
Receivable for investments sold	517,627
Prepaid expenses and other assets	48,143
Total assets	330,676,435
Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	3,575,127
Written options, at value (premiums received $1,304,342)	1,789,256
Advisory fee payable	246,303
Administration fee payable	14,488
Accrued expenses and other liabilities	373,935
Total liabilities	53,499,109
Total net assets	$277,177,326
Net assets consist of
Paid-in capital	$319,997,166
Total distributable loss	(42,819,840)
Total net assets	$277,177,326
Net asset value per share
Based on $277,177,326 divided by 43,065,914 shares issued and outstanding (unlimited number of shares authorized)	$6.44
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 31

Statement of operations—year ended October 31, 2025
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $817,339)	$10,412,639
Interest	4,078,551
Income from affiliated securities	204,693
Total investment income	14,695,883
Expenses
Advisory fee	2,558,111
Administration fee	150,477
Custody and accounting fees	45,856
Professional fees	161,659
Registration fees	105
Shareholder report expenses	83,712
Trustees’ fees and expenses	14,285
Transfer agent fees	36,078
Interest expense	2,473,611
Dividends on securities sold short	560,492
Other fees and expenses	120,076
Total expenses	6,204,462
Net investment income	8,491,421
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	22,987,827
Securities sold short	(1,330,247)
Foreign currency and foreign currency translations	28,455
Written options	(446,090)
Net realized gains on investments	21,239,945
Net change in unrealized gains (losses) on
Unaffiliated securities	31,921,381
Foreign currency and foreign currency translations	22,364
Written options	(1,094,064)
Unfunded loan commitments	(126)
Net change in unrealized gains (losses) on investments	30,849,555
Net realized and unrealized gains (losses) on investments	52,089,500
Net increase in net assets resulting from operations	$60,580,921
The accompanying notes are an integral part of these financial statements.
32 | Allspring Global Dividend Opportunity Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2025	Year ended October 31, 2024
Operations
Net investment income	$8,491,421	$8,622,562
Net realized gains on investments	21,239,945	16,792,732
Net change in unrealized gains (losses) on investments	30,849,555	36,884,842
Net increase in net assets resulting from operations	60,580,921	62,300,136
Distributions to shareholders from
Net investment income and net realized gains	(11,103,999)	(10,561,103)
Tax basis return of capital	(10,336,797)	(8,486,870)
Total distributions to shareholders	(21,440,796)	(19,047,973)
Capital share transactions
Cost of shares repurchased	0	(779,930)
Total increase in net assets	39,140,125	42,472,233
Net assets
Beginning of period	238,037,201	195,564,968
End of period	$277,177,326	$238,037,201
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 33

Statement of cash flows—year ended October 31, 2025
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$60,580,921
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(239,765,819)
Proceeds from the sales of long-term securities	253,694,176
Amortization, net	(141,319)
Proceeds from securities sold short	37,829,108
Purchases to cover short securities	(39,159,355)
Purchases and sales of short-term securities, net	(1,833,765)
Proceeds from premiums received from written options	13,102,081
Payment to close written options	(14,148,692)
Increase in receivable for investments sold	(2,458)
Decrease in principal paydown receivable	3,425
Increase in receivable for dividends and interest	(82,621)
Decrease in prepaid expenses and other assets	50,289
Increase in payable for investments purchased	3,019,045
Decrease in trustees’ fees and expenses payable	(206)
Increase in advisory fee payable	38,443
Increase in administration fee payable	2,261
Increase in payable for dividends and interest expense on securities sold short	(1,364)
Increase in accrued expenses and other liabilities	327,788
Proceeds from foreign currency transactions	50,819
Net realized gains on unaffiliated securities	(22,987,827)
Net realized losses on securities sold short	1,330,247
Net realized gains on foreign currency and foreign currency translations	(28,455)
Net realized losses from written options	446,090
Net change in unrealized (gains) losses on unaffiliated securities	(31,921,381)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	(22,364)
Net change in unrealized (gains) losses on written options	1,094,064
Net change in unrealized (gains) losses on unfunded loan commitments	126
Net cash provided by operating activities	21,473,257
Cash flows from financing activities
Cash distributions paid	(21,440,796)
Net cash used in financing activities	(21,440,796)
Net increase in cash	32,461
Cash (including foreign currency)
Beginning of period	1,085
End of period*	$33,546
Supplemental cash disclosure
Cash paid for interest expense on borrowings	$2,298,495
Cash paid for dividends and interest expense on securities sold short	$561,856

*	The ending balance is composed of Foreign currency, at value of $33,511 and Cash of $35 on the Statement of assets and liabilities.
The accompanying notes are an integral part of these financial statements.
34 | Allspring Global Dividend Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$5.53	$4.52	$4.57	$6.03	$4.84
Net investment income	0.20 [1]	0.20 [1]	0.15 [1]	0.13	0.20 [1]
Net realized and unrealized gains (losses) on investments	1.21	1.24	0.25	(1.06)	1.51
Total from investment operations	1.41	1.44	0.40	(0.93)	1.71
Distributions to shareholders from
Net investment income	(0.26)	(0.24)	(0.21)	(0.18)	(0.26)
Tax basis return of capital	(0.24)	(0.20)	(0.24)	(0.35)	(0.26)
Total distributions to shareholders	(0.50)	(0.44)	(0.45)	(0.53)	(0.52)
Anti-dilutive effect of shares repurchased	0.00	0.01	0.00 [2]	0.00	0.00 [2]
Net asset value, end of period	$6.44	$5.53	$4.52	$4.57	$6.03
Market value, end of period	$5.79	$4.81	$3.84	$4.63	$5.81
Total return based on market value[3]	32.25%	37.42%	(8.16)%	(11.43)%	56.27%
Ratios to average net assets (annualized)
Expenses*	2.45%	2.77%	2.98%	1.86%	1.37%
Net investment income*	3.35%	3.74%	3.18%	2.52%	3.57%
Supplemental data
Portfolio turnover rate	81%	75%	97%	97%	105%
Net assets, end of period (000s omitted)	$277,177	$238,037	$195,565	$197,587	$260,634
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$6,835	$6,011	$5,117	$5,160	$6,487

*	Ratios include dividends on securities sold short and/or interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2025	1.20%
Year ended October 31, 2024	1.54%
Year ended October 31, 2023	1.65%
Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 35

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2025, such fair value pricing was not used in pricing foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from
36 | Allspring Global Dividend Opportunity Fund

Notes to financial statements
changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may sell a security it does not own as a result of an exercised written call option. The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such securities during the period are recorded as an expense on the Statement of operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of assets and liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Allspring Global Dividend Opportunity Fund | 37

Notes to financial statements
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9.00% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2025, the aggregate cost of all investments for federal income tax purposes was $247,246,823 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$87,473,832
Gross unrealized losses	(7,024,660)
Net unrealized gains	$80,449,172
As of October 31, 2025, the Fund had capital loss carryforwards which consist of $123,276,416 in short-term capital losses.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
38 | Allspring Global Dividend Opportunity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$211,517	$0	$211,517
Common stocks
Australia	2,839,208	0	0	2,839,208
Brazil	3,327,846	0	0	3,327,846
Canada	7,428,220	0	0	7,428,220
China	9,875,692	0	0	9,875,692
France	9,929,974	0	0	9,929,974
Germany	6,378,995	0	0	6,378,995
Ireland	10,976,940	0	0	10,976,940
Israel	2,290,332	0	0	2,290,332
Italy	6,487,451	0	0	6,487,451
Japan	10,543,198	0	0	10,543,198
Luxembourg	0	0	186	186
Netherlands	2,792,316	0	0	2,792,316
Singapore	2,929,357	0	0	2,929,357
South Korea	4,934,776	0	0	4,934,776
Spain	3,658,941	0	0	3,658,941
Switzerland	3,453,324	0	0	3,453,324
Taiwan	7,130,405	0	0	7,130,405
United Kingdom	15,529,262	0	0	15,529,262
United States	152,196,295	460,924	6,128	152,663,347
Corporate bonds and notes	0	45,648,221	0	45,648,221
Loans	0	2,501,952	100,359	2,602,311
Preferred stocks
Brazil	2,810,102	0	0	2,810,102
United States	0	588,750	0	588,750
Yankee corporate bonds and notes	0	7,733,128	0	7,733,128
Short-term investments
Investment companies	5,417,110	0	0	5,417,110
Total assets	$270,929,744	$57,144,492	$106,673	$328,180,909
Liabilities
Written options	$1,780,945	$8,311	$0	$1,789,256
Total liabilities	$1,780,945	$8,311	$0	$1,789,256
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At October 31, 2025, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Allspring Global Dividend Opportunity Fund | 39

Notes to financial statements
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2025.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the years ended October 31, 2025 and October 31, 2024, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2025, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2024, the Fund purchased 177,479 of its shares on the open market at a total cost of $779,930.
6.BORROWINGS
The Fund has borrowed $47,500,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $47,500,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2025 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended October 31, 2025, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 5.21% and recorded interest in the amount of $2,473,611, which represents 0.98% of its average daily net assets. The maximum balance outstanding during the year ended October 31, 2025 was $47,500,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2025 were $238,693,144 and $252,106,517, respectively.
8.DERIVATIVE TRANSACTIONS
During the year ended October 31, 2025, the Fund entered into written options for income generation and hedging purposes. The Fund had an average of 8,496 written option contracts during the year ended October 31, 2025.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of assets and liabilities are not offset across transactions between the Fund and the
40 | Allspring Global Dividend Opportunity Fund

Notes to financial statements
applicable counterparty. A reconciliation of the gross amounts on the Statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$1,789,256	$0	$(1,789,256)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended October 31
	2025	2024
Ordinary income	$11,103,999	$10,561,103
Tax basis return of capital	10,336,797	8,486,870
As of October 31, 2025, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$80,449,172	$(123,276,416)
10.CONCENTRATION RISKS
Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund concentrated its portfolio in investments related to the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
13.NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU includes amendments to enhance annual income tax disclosures required for public entities, including the requirement to disclose income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
Allspring Global Dividend Opportunity Fund | 41

Notes to financial statements
14.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
November 12,2025	December 11,2025	January 2,2026	$0.13151
These distributions are not reflected in the accompanying financial statements.
42 | Allspring Global Dividend Opportunity Fund

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Global Dividend Opportunity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Global Dividend Opportunity Fund (the Fund), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, transfer agents, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2025
Allspring Global Dividend Opportunity Fund | 43

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 21% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2025.
Pursuant to Section 854 of the Internal Revenue Code, $6,480,747 of income dividends paid during the fiscal year ended October 31, 2025 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2025, $4,228,125 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 22% of ordinary income dividends qualify as interest dividends for the fiscal year ended October 31, 2025.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

44 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009[1]
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Cindy Miller (Born 1960)	Trustee, effective 2026[2]
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc.
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
1 Mr. Larcker is expected to retire on December 31, 2025.
2  Ms. Miller and Mr. Shlissel each will become a trustee of the Fund effective on January 1, 2026.

Allspring Global Dividend Opportunity Fund | 45

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee, effective 2026[2]
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2 Ms. Miller and Mr. Shlissel each will become a trustee of the Fund effective on January 1, 2026.

46 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025. Vice Chair of the Economic Club of Minnesota, since 2007. Co-
Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of
Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior
Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Global Dividend Opportunity Fund | 47

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

48 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Global Dividend Opportunity Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) an investment sub-advisory agreement with Allspring Global Investments, LLC (the “Sub-Adviser”), an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Adviser are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Adviser. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Adviser is “Allspring Global Investments.”

Allspring Global Dividend Opportunity Fund | 49

Other information (unaudited)
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer Groups. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Custom Peer Group for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Global Dividend Opportunity Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for all periods under review, except for the ten-year period, which was lower. The Board noted that the Fund’s principal investment strategy changed in 2024.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising the Broadridge Group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Allspring Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was equal to or lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Adviser, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of isolating and quantifying economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies

50 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Allspring Global Dividend Opportunity Fund | 51

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

52 | Allspring Global Dividend Opportunity Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11052025-7p6bmuk8 12-25
AR142 10-25

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Global Dividend Opportunity Fund has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
Audit fees	$62,850	$61,320
Audit-related fees	—	—
Tax fees (1)	2,530	6,490
All other fees	—	—

	$65,380	$67,810

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
David F. Larcker
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson
Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE AS OF MARCH 2025

The Allspring Global Dividend Opportunity Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Stewardship

As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope

These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee

Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from and proxy voting working groups.

PGC Meetings

PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.

PGC Membership

PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group

PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of investee companies. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01

Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of investee company management will be referred to Portfolio Management[5] for case-by-case review and vote determination.

02

Any proxy matters involving environmental or social issues where ISS opposes the recommendations of investee company management are reviewed by DDWG. If DDWG recommends a vote against investee company management, the recommendation is referred to Portfolio Management[5] for case-by-case review and vote determination.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•

In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-advised funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.

[2]	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
[3]	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
[4]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[5]

Certain Allspring client accounts employ quantitative strategies rather than fundamental strategies that rely on security research and analyst coverage. In the event that a security is held only in these accounts and ISS opposes the recommendations of investee company management, absent Portfolio Management feedback, ”high importance” proxy matters are reviewed by DDWG and referred to PGC for vote determination. Environmental and social proxy matters are reviewed and voted by DDWG. Proxy matters on which ISS supports the recommendations of investee company management are generally voted with investee company management.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals

When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan

Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest

As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Approved by PGC: 14 February 2025

Effective date: 1 March 2025

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of October 31, 2025)

Justin Carr, CFA

Senior Portfolio Manager, Systematic Core Equity - Justin Carr is a senior portfolio manager for the Systematic Core Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Justin served as an analyst for Evergreen Investments. He began his investment industry career in 2000. Justin earned a bachelor’s degree in business administration from the University of Vermont and a master’s degree in financial mathematics from Worcester Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Vince Fioramonti, CFA

Senior Portfolio Manager, Systematic Core Equity - Vince Fioramonti is a senior portfolio manager for the Systematic Core Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Before that, he worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his investment industry career in 1988 with Travelers Investment Management. He earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. Vince earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Megan Miller, CFA

Senior Portfolio Manager, Head of Options Solutions, Co-Head of Custom SMA, COO of Equity - Megan Miller is a senior portfolio manager, head of Options Solutions, co-head of Custom SMA, and Equity chief operating officer at Allspring Global Investments. In her role, she is responsible for portfolio and risk management for numerous derivatives-based investment strategies and oversees portfolio management for all of the firm’s options-based strategies. Megan leads the team’s options strategy research, focusing on topics such as volatility forecasting and expected return models, and engages with product teams and institutional clients in the design of nonlinear investment solutions. In addition, she co-leads Allspring’s retail custom separately managed account (SMA) capabilities and is responsible for setting and driving the strategic vision for Allspring’s Custom SMA platform, Remi. Remi is Allspring’s tech-enabled investment platform that delivers customized and tax-optimized SMAs at scale. Lastly, Megan partners with the firm’s Equity teams to find opportunities to leverage our best thinking, research tools, data, operations, technology, and implementation capabilities to drive better outcomes for clients and position the investment platform for growth. Megan joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). She began her investment industry career in 2005. Megan earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance from the University of California, Berkeley. She has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Steven Zhao, Ph.D

Portfolio Manager, Options Solutions - Steven Zhao is a portfolio manager for the Options Solutions team at Allspring Global Investments. In this role, Steven is responsible for portfolio and risk management within derivatives-based investment strategies and the day-to-day trading of portfolios as well as quantitative research around these strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Previously, he served as assistant vice president at TCW Group. Prior to that, Steven worked with Merrill Lynch Global Asset Management and Nasdaq China. He began his investment industry career in 2009. Steven earned a bachelor’s degree in electrical engineering and a bachelor’s degree in business economics from Peking University. He was granted full fellowship as a Ph.D. candidate at McCombs School of Business at the University of Texas, Austin, majoring in information and risk management. Steven also earned a master’s degree in financial engineering from the University of California, Los Angeles, Anderson School of Management. He is a Certified Financial Risk Manager.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of as of the Fund’s most recent fiscal year ended October 31, 2025.

Justin P. Carr

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	3	23
Total assets of above accounts (millions)	$2,623.72	$476.70	$827.21

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$4.02

Vince Fioramonti

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	1	13
Total assets of above accounts (millions)	$1,403.93	$119.35	$246.78

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Megan Miller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	1	3
Total assets of above accounts (millions)	$418.27	$123.44	$44.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	17	6	26
Total assets of above accounts (millions)	$18,934.03	$952.10	$1,172.71

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$137.74

Steven Zhao

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	0	3
Total assets of above accounts (millions)	$	$0.00	$44.34

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2025:

Justin P. Carr	None
Vince Fioramonti	$100,000 and $500,000
Michael J. Schueller	None
Megan Miller	None
Steven Zhao	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2024 to 11/30/2024	0	$0.00	0	2,036,482
12/1/2024 to 12/31/2024	0	0.00	0	2,036,482
1/1/2025 to 1/31/2025	0	0.00	0	2,153,296
2/1/2025 to 2/28/2025	0	0.00	0	2,153,296
3/1/2025 to 3/31/2025	0	0.00	0	2,153,296
4/1/2025 to 4/30/2025	0	0.00	0	2,153,296
5/1/2025 to 5/31/2025	0	0.00	0	2,153,296
6/1/2025 to 6/30/2025	0	0.00	0	2,153,296
7/1/2025 to 7/31/2025	0	0.00	0	2,153,296
8/1/2025 to 8/31/2025	0	0.00	0	2,153,296
9/1/2025 to 9/30/2025	0	0.00	0	2,153,296
10/1/2025 to 10/31/2025	0	0.00	0	2,153,296
Total	0	$0.00	0	2,153,296

On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: December 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: December 22, 2025

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: December 22, 2025